UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

AURA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17249	95-4106894
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10541 Ashdale St.

Stanton, CA 90680

(Address of principal executive offices)

(310) 643-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01. Other Events.

(a)	Pursuant to SEC Release No. 34-88465 (March 25, 2020) (the “Order”), Aura Systems, Inc. (the “Registrant”) is currently unable to complete and file its Form 10-K Annual Report for the period ending February 29, 2020, on a timely basis as a result of the impact of the COVID-19 pandemic on its business and operations. As required by the Order:

(b)	(1) Registrant is relying on the Order in filing this Report and taking the actions stated;

(2)	Registrant designs, assembles, tests and sells our proprietary and patented axial flux induction machine known as the AuraGen® for industrial and commercial applications and the VIPER for military applications (collectively referred to as the “AuraGen”). As a direct result of the COVID-19 pandemic in the United States, the temporary closure of our office, the quarantine and imposed social distancing limitations placed on staff members, suppliers and customers, has significantly affected the ability of Registrant to continue its operations while completing the work necessary to file the Form 10-K for the period ended February 29, 2020 on a timely basis;

(3)	Registrant estimates that it will file the Form 10-K report on or before June 30, 2020;

(4)	The risk factors related to the impact of COVID-19 on Registrant’s business are:

The design, assembly, testing and sales aspects of Registrant’s business have been significantly affected due to the temporary closure of its office, and the imposed quarantine, and social distancing requirements mandated by the federal and state governments where Registrant’s operations occur. For some businesses, like Registrant’s, much of the design, assembly, testing and sales of its core products and delivery of its core services cannot always be done through “virtual” means, and even when this is possible, it requires significant capital and time to achieve. If Registrant is unable to meet the demand for its products and services due to limited capital or limited staff because of social distancing, its ability to expand its business and market will be at risk.

(5)	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2020	By:	/s/ Cipora Lavut
Cipora Lavut
President

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